                                                               EXHIBIT 10.27

                     FORM OF TRANSFER AND EXCHANGE AGREEMENT


                                      Among


                       ASBURY AUTOMOTIVE HOLDINGS L.L.C.,

                        THE DEALERS LISTED ON SCHEDULE I

                       THE MANAGERS LISTED ON SCHEDULE II

                                       And

                          ASBURY AUTOMOTIVE GROUP, INC.


                              --------------------


                            Dated as of March 1, 2002

                              --------------------

                                TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      -----
                         ARTICLE I
                    DEFINITIONS AND USAGE

SECTION 1.01.  Defined Terms.............................................................................2
SECTION 1.02.  Other Definition Provisions...............................................................3


                         ARTICLE II
                   TRANSFER AND EXCHANGE


SECTION 2.01.  The First Transfer and Exchange...........................................................4
SECTION 2.02.  The Second Transfer and Exchange..........................................................4
SECTION 2.03.  Valuation of the Transfer and Exchange....................................................5


                       ARTICLE III
               REPRESENTATIONS AND WARRANTIES


SECTION 3.01.  Representations and Warranties of
                               the Dealers ..............................................................6
SECTION 3.02.     Representations and Warranties of
                               the Managers .............................................................6
SECTION 3.03.  Representations and Warranties of AAH.....................................................6
SECTION 3.04      Acknowledgment.........................................................................6


                        ARTICLE IV
                         COVENANTS


SECTION 4.01.  Further Assurances .......................................................................7
SECTION 4.02.  Transfer Taxes ...........................................................................7
SECTION 4.03.  Liens.....................................................................................7
SECTION 4.04.  Indemnification...........................................................................7


                         ARTICLE V
                   AMENDMENT AND WAIVER


SECTION 5.01.  Amendment and Waiver .....................................................................7


                        ARTICLE VI
                    GENERAL PROVISIONS


SECTION 6.01.  Assignment................................................................................7
SECTION 6.02.  No Third-Party Beneficiaries..............................................................7
SECTION 6.03.  Expenses..................................................................................7
SECTION 6.04.  Notices...................................................................................8
SECTION 6.05.  Counterparts..............................................................................8
SECTION 6.06.  Entire Agreement..........................................................................9
SECTION 6.07.  Severability..............................................................................9
SECTION 6.08.  Submission to Jurisdiction................................................................9
SECTION 6.09.  Governing Law.............................................................................9

                               FORM OF TRANSFER AND EXCHANGE AGREEMENT dated as
                           of March 1, 2002 (this "AGREEMENT"), by and among Asbury Automotive Group, Inc., a Delaware corporation (the "COMPANY"), Asbury Automotive Holdings L.L.C., a Delaware limited liability company ("AAH") and the individuals and entities listed under the column captioned "Dealers" on Schedule I (the "DEALERS"), and the individuals and entities listed under the column captioned "Managers" on Schedule II (the "MANAGERS").

                  WHEREAS, pursuant to Article VIII of the AAG LLC Agreement, AAH has the right to cause the formation of the Company and the transactions contemplated hereby in anticipation of an IPO;

                  WHEREAS, (i) in connection with the IPO, at the Effective Time, the Members (as defined below) desire to transfer and cause to be transferred to the Company, the portion of their respective Interests in AAG set forth on Schedule III (the "FIRST TRANSFERRED INTERESTS"); (ii) the Company desires to accept from the Members the First Transferred Interests in exchange for shares of common stock, par value $0.01 per share, of the Company (the "COMPANY SHARES"), in the respective amounts set forth on Schedule III, and
(iii) immediately thereafter, the Company desires to contribute the First Transferred Interests to AAGH (as defined below), in each case subject to the terms and conditions set forth in this Agreement;

                  WHEREAS, (i) in connection with the IPO, immediately after the First Transferred Interests are exchanged for Company Shares and contributed to AAGH, the Members desire to transfer and cause to be transferred to the Company all of their remaining respective Interests in AAG as set forth on Schedule IV (the "SECOND TRANSFERRED INTERESTS"; and the First Transferred Interests and the Second Transferred Interests being collectively referred to as the "TRANSFERRED INTERESTS") and (ii) the Company desires to accept from the Members the Second Transferred Interests in exchange for Company Shares, in the respective amounts set forth on Schedule IV, in each case subject to the terms and conditions set forth in this Agreement;

                  WHEREAS, concurrently with the execution of this Agreement, the Members have entered into the Shareholders Agreement;

                  WHEREAS, concurrently with the execution of this Agreement, the Members, the Company and AAGH shall enter into the Fourth Amended and Restated Limited Liability Company Agreement dated as of the date hereof, of AAG (the "NEW AAG LLC AGREEMENT"), pursuant to which, among others (i) the Company and AAGH shall be admitted as members of AAG and (ii) AAH, the Dealers and the Managers shall withdraw as members of AAG;

                  WHEREAS, pursuant to Section 8.05 of the AAG LLC Agreement, AAH holds a power of attorney and irrevocable proxy from each of the other Members to enter into this Agreement, the New AAG LLC Agreement and the Shareholders Agreement on their behalf; and

                  WHEREAS, the transfer of the First Transferred Interests and the Second Transferred Interests is intended to qualify as a transfer under
Section 351 of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, intending to be legally bound, the parties hereby agree as follows:


                                    ARTICLE I

                              DEFINITIONS AND USAGE

                   SECTION 1.01. DEFINED TERMS. The following terms as used in this Agreement shall have the following meanings:

                   "AAG" means Asbury Automotive Group L.L.C., a Delaware limited liability company.

                   "AAGH" means Asbury Automotive Group Holdings Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

                   "AAG LLC AGREEMENT" means the Third Amended and Restated Limited Liability Company Agreement, dated as of February 1, 2000, of AAG, as amended on or prior to the date hereof.

                   "AGREEMENT" means this Agreement, as amended or supplemented from time to time.

                   "CARRIED INTEREST" has the meaning assigned to such term in the AAG LLC Agreement.

                   "COMPANY" has the meaning set forth in the preamble to this Agreement.

                  "COMPANY SHARES" has the meaning set forth in the second recital to this Agreement.

                   "CUSTODY AGREEMENTS" means the three agreements, each dated as of March 5, 2002, among each Selling Shareholder and Ian K. Snow and Tony W. Lee.

                  "DEALERS" has the meaning set forth in the preamble to this Agreement.

                  "EFFECTIVE TIME" means one hour prior to the time at which the IPO is consummated.

                  "FIRST TRANSFERRED INTERESTS" has the meaning set forth in the second recital to this Agreement.

                  "GS" means Goldman, Sachs & Co.

                  "INTERESTS" has the meaning assigned to such term in the AAG LLC Agreement.

                  "IPO" has the meaning assigned to such term in the AAG LLC Agreement.

                  "MEMBER" has the meaning set forth in the AAG LLC Agreement and includes AAH, the Dealers and the Managers.

                  "PERCENTAGE INTEREST" shall have the meaning assigned to such term in the AAG LLC Agreement.

                  "SECOND TRANSFERRED INTERESTS" has the meaning set forth in the third recital to this Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

                   "SELLING SHAREHOLDERS", AND EACH INDIVIDUALLY, A "SELLING SHAREHOLDER" means CNC Automotive, L.L.C., , a Delaware limited liability company, Mr. C.V. Nalley III and Mr. Luther Coggin.

                  "SHAREHOLDERS AGREEMENT" means the Shareholders Agreement, dated as of the date hereof, among the Company and the Members.

                  "TRANSFER AND EXCHANGE AGREEMENT" means the Transfer and Exchange Agreement, dated as of February 1, 2000, among AAH, Asbury Automotive Oregon L.L.C., a Delaware limited liability company and the persons listed on schedules I and II thereto, as amended on or prior to the date hereof.

                  "TRANSFERRED INTERESTS" has the meaning set forth in the third recital to this Agreement.

                  SECTION 1.02. OTHER DEFINITION PROVISIONS. Wherever required by the context of this Agreement, the singular shall include the plural, and vice versa, and the masculine gender shall include the feminine and neuter genders, and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein, the words "including", "includes", "included" and "include" are deemed to be followed by the words "without limitation".


                                   ARTICLE II

                              TRANSFER AND EXCHANGE

                   SECTION 2.01. THE FIRST TRANSFER AND EXCHANGE. Upon the terms and subject to the conditions set forth in this Agreement, as of the Effective Time, (a) each of the Members hereby assigns, transfers and delivers to the Company all right, title and interest in, to and under all of the First Transferred Interests owned by it, and the Company hereby accepts such First Transferred Interests and issues Company Shares to each such Member in the respective amounts set forth on Schedule III in exchange therefor and (b) immediately thereafter, the Company shall contribute all such right, title and interest in the First Transferred Interests to AAGH (such transfer, exchange and contribution of interests being referred to as the "INITIAL TRANSFER AND EXCHANGE").

                   SECTION 2.02. THE SECOND TRANSFER AND EXCHANGE.

Upon the terms and subject to the conditions set forth in this Agreement, as of the time immediately following the Initial Transfer and Exchange, each of the Members hereby assigns, transfers and delivers to the Company all right, title and interest in, to and under all of the Second Transferred Interests owned by it, and the Company hereby accepts such Second Transferred Interests and issues Company Shares to each such Member in the respective amounts set forth on
Schedule IV in exchange therefor (such transfer and exchange of interests being referred to as the "SECOND TRANSFER AND EXCHANGE"; and the Initial Transfer and Exchange and the Second Transfer and Exchange being collectively referred to as the "TRANSFER AND EXCHANGE"). No additional instruments of assignment or transfer shall be necessary or required to effect the Transfer and Exchange.

                   SECTION 2.03. ALLOCATION OF COMPANY SHARES. The aggregate respective Percentage Interest and Carried Interest in AAG set forth for each Member on Schedules III and IV constitutes such Member's entire Interest in AAG as of the date hereof. The aggregate number of Company Shares allocated to each Member pursuant to Schedules III and IV reflects the number of Company Shares to which such Member is entitled pursuant to Section 8.02 of the AAG LLC Agreement in exchange for its entire Interest in AAG assuming, for purposes of the calculation required pursuant to Section 8.02(a) of the AAG LLC Agreement, that the price per Company Share in the IPO is $16.00. If and to the extent that the price per Company Share in the IPO is determined on the date of pricing of the IPO (the "ACTUAL PER SHARE PRICE") to be greater than or less than $16.00, the Company shall appropriately adjust the aggregate number of Company Shares allocated to each Member pursuant to Schedules III and IV so that, in light of the Actual Per Share Price, Schedules III and IV correctly reflect the amount of Company Shares each Member is entitled to pursuant to Section 8.02(a) of the AAG LLC Agreement (any such adjustment, an "ALLOCATION ADJUSTMENT"), and such adjusted Schedules III and IV shall constitute Schedules III and IV to this Agreement. Each of the Members hereby consents to be irrevocably bound by the amount of Company Shares allocated to it pursuant to Schedules III and IV attached hereto, or, in the event of an Allocation Adjustment, the adjusted Schedules III and IV, other than with respect to mathematical errors resulting from making the Allocation Adjustment, and agrees not to institute any legal or other proceedings seeking to adjust the amount of Company Shares allocated to such Member. Each of the Members hereby agree that the aggregate cash amount distributable to the Atlanta Dealers (as defined in the AAG LLC Agreement) pursuant to Section 6.01(c)(iv)(A) of the AAG LLC Agreement shall be $4,201,974.00, and that following receipt of such amount the Atlanta Dealers shall have no further rights to any further cash or property distribution pursuant to such Section 6.01(c)(iv)(A). Promptly following the execution of this Agreement, the Company shall provide a copy of this Agreement (including Schedules III and IV), together with a written description of the transactions effected hereby, to each Member.

                  SECTION 2.04. Tax Distributions. Notwithstanding the other provisions of this Agreement, each Member retains its rights to tax distributions under Section 6.01(c) of the AAG LLC Agreement attributable to all periods ending on or prior to the Effective Time, including AAG's taxable year ending at the Effective Time.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE DEALERS. Each Dealer, severally and not jointly, represents and warrants to the Company and each other Member, that such Dealer is the record and beneficial owner of the Transferred Interests that such Dealer is exchanging pursuant to this Agreement, and such Dealer has good and valid title to the Transferred Interests of such Dealer set forth on Schedules III and IV, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind (a "Lien"), other than the Liens listed on Schedule V.

                  SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF THE MANAGERS. Each Manager, severally and not jointly, represents and warrants to the Company and each other Member, that such Manager is the record and beneficial owner of the Transferred Interests that such Manager is exchanging pursuant to this Agreement, and such Manager has good and valid title to the Transferred Interests of such Manager set forth on Schedules III and IV, free and clear of any Liens.

                  SECTION 3.03. REPRESENTATIONS AND WARRANTIES OF AAH. AAH represents and warrants to the Company and each other Member that AAH is the record and beneficial owner of the Transferred Interests that AAH is exchanging pursuant to this Agreement, and AAH has good and valid title to the Transferred Interests of AAH set forth on Schedules III and IV, free and clear of any Liens, other than the Liens listed on Schedule V.

                  SECTION 3.04. ACKNOWLEDGMENT. (a) Each Member, severally and not jointly, hereby acknowledges and agrees that the representations and warranties contained in Article IV of the Transfer and Exchange Agreement or any other instrument pursuant to which it acquired its Interest in AAG shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and shall remain in full force and effect.

                  (b) It is hereby acknowledged that the Company will issue 3,200,000 shares on behalf of the Selling Shareholders to the Custodian (as defined in the Custody Agreements), to be delivered to GS in connection with the IPO on behalf of the Selling Shareholders and in accordance with such Custody Agreements.


                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.01. FURTHER ASSURANCES. The Company and each Member shall, for no further consideration, execute, acknowledge and deliver such assignments, transfers, consents, assumptions and other documents and instruments and take such other actions as AAH may deem necessary or appropriate to consummate the transactions contemplated by this Agreement on the terms and conditions set forth herein and in Article VIII of the AAG LLC Agreement.

                  SECTION 4.02. TRANSFER TAXES. The Company and each other Member shall pay their own respective transfer, recording, sales, ad valorem or similar taxes arising in connection with the transfer to the Company of the Transferred Interests.

                  SECTION 4.03. LIENS. Each Member whose Transferred Interest is subject to any Lien, whether or not disclosed to the Company, at the Effective Time shall cause such Lien to be removed promptly following the Effective Time.

                  SECTION 4.04. INDEMNIFICATION. The Company hereby expressly assumes all of the obligations of AAG under Article XI of the AAG LLC Agreement and Section 5.07 of the Transfer and Exchange Agreement.

                                    ARTICLE V

                              AMENDMENT AND WAIVER

                  SECTION 5.01. AMENDMENT AND WAIVER. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                   ARTICLE VI

                               GENERAL PROVISIONS

                  SECTION 6.01. ASSIGNMENT. No party to this Agreement may assign this Agreement or any of its rights, powers, duties or obligations hereunder without the prior written consent of the other parties.

                  SECTION 6.02. NO THIRD-PARTY BENEFICIARIES. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder.

                  SECTION 6.03. EXPENSES. If the transactions contemplated hereby are consummated, then except as otherwise specifically provided in this Agreement, each party hereto shall pay their own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                  SECTION 6.04. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when received, as follows:

                  (i) if to the Company,

                  3 Landmark Square
                  Suite 500
                  Stamford, Connecticut 06901
                  Attention:  President

         with a copy to:

                  Cravath, Swaine & Moore
                  Worldwide Plaza
                  825 Eighth Avenue
                  New York, NY 10019

                  Attention:   William B. Brannan
                               Thomas E. Dunn

                 (ii) if to AAH,

                  Ripplewood Holdings
                  One Rockefeller Plaza
                  32nd Floor
                  New York, NY 10020

                  (iii) if to the Dealers,

                  To the addresses for the Dealers
                  set forth in Schedule II to the
                  AAG LLC Agreement

                  (iv) if to the Managers,

                  To the addresses for the Managers
                  set forth in Schedule II to the
                  AAG LLC Agreement.

                  SECTION 6.05. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                  SECTION 6.06. ENTIRE AGREEMENT. This Agreement, together with the Transfer and Exchange Agreement, the AAG LLC Agreement, the New AAG LLC Agreement and the Shareholders Agreement, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all other agreements and understandings relating to such subject matter. No party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Transfer and Exchange Agreement, the AAG LLC Agreement, the New AAG LLC Agreement or the Shareholders Agreement.

                  SECTION 6.07. SEVERABILITY. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

                  SECTION 6.08. SUBMISSION TO JURISDICTION. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT IN THE SUPERIOR COURT OR THE COURT OF CHANCERY OF THE STATE OF DELAWARE, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH OF AAH, THE COMPANY, EACH DEALER AND EACH MANAGER HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH OF AAH, THE COMPANY, EACH DEALER AND EACH MANAGER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH ABOVE. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF AAH, THE COMPANY, EACH DEALER AND EACH MANAGER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN ANY SUCH COURT AND

HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  SECTION 6.09. GOVERNING LAW. THIS AGREEMENT AND ALL ACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

                  IN WITNESS WHEREOF, each party hereto has executed and delivered this Agreement, or caused this Agreement to be executed and delivered by its officer thereunto duly authorized, in each case as of the day and year first above written.



                                             ASBURY AUTOMOTIVE HOLDINGS L.L.C.,

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             ASBURY AUTOMOTIVE GROUP, INC.,

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             NALLEY MANAGEMENT SERVICES, INC.

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             NALLEY CHEVROLET, INC.

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:

                                             SPECTRUM SOUND & ACCESSORIES, INC.


                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:



                                             NALLEY MARIETTA AUTOMOBILES, INC.

                                              by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             NALLEY LUXURY IMPORTS, INC.

                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:



                                             NALLEY ATLANTA IMPORTS, INC.

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             SPECTRUM LEASING, INC.


                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:

                                            THOMAS F. MCLARTY III

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             MARK C. MCLARTY

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             THE FRANKLIN H. MCLARTY IRREVOCABLE
                                             TRUST

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             THE CALDWELL FAMILY LIMITED
                                             PARTNERSHIP

                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:



                                             RIVER RIDGE INVESTMENTS, LLC

                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:

                                             THE LAURA M. HUMPHRIES IRREVOCABLE
                                             TRUST

                                             by:


                                             ----------------------------------
                                             Name:
                                             Title:



                                             THE MATTHEW B. HUMPHRIES
                                             IRREVOCABLE TRUST

                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:



                                             ROB FERON

                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:



                                             TODD SHORES

                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:



                                             PHILLIP H. MAYFIELD

                                             by:

                                             ----------------------------------
                                             Name:
                                             Title:

                                            LUTHER COGGIN

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            TRACYE C. HAWKINS 1999 ATT TRUST

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            CHRISTY C. HAYDEN 1999 ATT TRUST

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:


                                            CINDY S. COGGIN 1999 ATT TRUST
                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            RICHARD A. CARACELLO

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:

                                            KEVIN DELANEY

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            MITCHELL W. LEGLER AND HARRIETTE
                                            D. LEGLER, TENANTS BY THE ENTIRETIES

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            LINDA L. MARLETTE
                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            CHARLES L. MCINTOSH
                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:

                                            NANCY D. NOBLE

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:

                                            THOMAS G. ROETS, JR.

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            JOHN M. ROOKS

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            TODD F. SETH

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            CHARLIE (C.B.) TOMM AND ANITA
                                            DESAUSSURE TOMM, TENANTS BY THE
                                            ENTIRETIES

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            STEPHEN M. SILVERIO

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:

                                            CNC AUTOMOTIVE, LLC
                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            DEALER GROUP

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            JOHN R. CAPPS

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            J.I.W. ENTERPRISES, INC.

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            DMCD AUTOS IRVING, INC.

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:

                                            DMCD AUTOS HOUSTON, INC.

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            JAMES TORDA
                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            DAVE WEGNER

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            CHILDS & ASSOCIATES INC.

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            BUDDY HUTCHINSON CARS, INC.

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:

                                            JEFF KING

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            ROBERT E. GRAY

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            NOEL DANIELS

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            STEVEN INZINNA

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            JOSEPH UMBRIANO

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:

                                            PAULA TABAR

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            GIBSON FAMILY PARTNERSHIP, L.P.

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            ROBERT DENNIS

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:



                                            THOMAS F. GILMAN

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:


                                            THOMAS G. MCCOLLUM

                                            by:


                                            ----------------------------------
                                            Name:
                                            Title:

                                                   AND EACH OTHER MEMBER OF THE
                                                   COMPANY

                                                   by:  ASBURY AUTOMOTIVE
                                                   HOLDINGS L.L.C., as
                                                   attorney-in-fact for the
                                                   other Members pursuant to the
                                                   Powers of Attorney granted
                                                   pursuant to Section 8.05 of
                                                   the AAG LLC Agreement.

                                                     by:


                                                     --------------------------
                                                     Name:
                                                     Title:

                                                                    SCHEDULE I

                                   THE DEALERS


1.  Nalley Management Services, Inc.

2.  Nalley Chevrolet, Inc.

3.  Spectrum Sound & Accessories, Inc.

4.  Nalley Marietta Automobiles, Inc.

5.  Nalley Luxury Imports, Inc.

6.  Nalley Atlanta Imports, Inc.

7.  Spectrum Leasing, Inc.

8.  Thomas F. McLarty III

9.  Mark C. McLarty

10. The Franklin H. McLarty Irrevocable Trust

11. The Caldwell Family Limited Partnership

12. River Ridge Investments, LLC

13. The L. M. Humphries Irrevocable Trust

14. The M. B. Humphries Irrevocable Trust

15. Rob Feron

16. Todd Shores

17. Phillip H. Mayfield

18. Luther Coggin

19. Tracye C. Hawkins 1999 Att Trust

20. Christy C. Hayden 1999 Att Trust

21. Cindy S. Coggin 1999 Att Trust

22. Richard A. Caracello

23. Kevin Delaney

24. Mitchell W. Legler and Harriette D. Legler, Tenants by the Entireties

25. Linda L. Marlette

26. Charles L. McIntosh

27. Nancy D. Noble

28. Thomas G. Roets, Jr.

29. John M. Rooks

30. Todd F. Seth

31. Charlie (C.B.) Tomm and Anita DeSaussure Tomm, Tenants by the Entireties

32. Stephen M. Silverio

33. CNC Automotive, LLC

34. Dealer Group LLC

35. John R. Capps

36. J.I.W. Enterprises, Inc.

37. DMCD Autos Irving, Inc.

38. DMCD Autos Houston, Inc.

39. James Torda

40. Dave Wegner

41. Childs & Associates Inc.

42. Buddy Hutchinson Cars, Inc.

43. Jeff King

44. Robert E. Gray

45. Noel Daniels

46. Steven Inzinna

47. Joseph Umbriano

48. Paula Tabar

                                                                    SCHEDULE II

                                  THE MANAGERS



1.  Gibson Family Partnership, L.P.

2.  Robert Dennis

3.  Thomas F. Gilman

4.  Thomas G. McCollum

                                                                  SCHEDULE III

                INTERESTS TRANSFERRED AND COMPANY SHARES RECEIVED
               IN CONNECTION WITH THE FIRST TRANSFER AND EXCHANGE



                                                                                                   Company
                                                                            Interests               Shares
                                                                          Transferred              Received
                                                                          -----------              --------
1.       Asbury Automotive Holdings L.L.C.                                   5.9518%                1,755,790

I.   DEALERS

1.       Nalley Management Services, Inc.                                    0.0167%                  4,930

2.       Nalley Chevrolet, Inc.                                              0.4528%                 133,588

3.       Spectrum Sound & Accessories, Inc.                                  0.0334%                  9,857

4.       Nalley Marietta Automobiles, Inc.                                   0.0819%                 24,155

5.       Nalley Luxury Imports, Inc.                                         0.1521%                 44,859

6.       Nalley Atlanta Imports, Inc.                                        0.0368%                 10,844

7.       Spectrum Leasing, Inc.                                              0.0033%                   987

8.       Thomas F. McLarty III                                               0.1538%                 45,380

9.       Mark C. McLarty                                                     0.0071%                  2,108

10.      The Franklin H. McLarty Irrevocable Trust                           0.0039%                  1,143

11.      The Caldwell Family Limited Partnership                             0.0209%                  6,161

12.      River Ridge Investments, LLC                                        0.0156%                  4,606

13.      The L. M. Humphries Irrevocable Trust                               0.0012%                   368

14.      The M. B. Humphries Irrevocable Trust                               0.0012%                   368

15.      Rob Feron                                                           0.0023%                   686



16.      Todd Shores                                                         0.0045%                  1,339

17.      Phillip H. Mayfield                                                 0.0033%                   971

18.      Luther Coggin                                                       0.5075%                 149,704

19.      Tracye C. Hawkins 1999 Att Trust                                    0.0123%                  3,614

20.      Christy C. Hayden 1999 Att Trust                                    0.0123%                  3,614

21.      Cindy S. Coggin 1999 Att Trust                                      0.0123%                  3,614

22.       Richard A. Caracello                                               0.0036%                  1,059

23.      Kevin Delaney                                                       0.0066%                  1,937

24.      Mitchell W. Legler and Harriette D. Legler, Tenants by              0.0137%                  4,027
         the Entireties

25.      Linda L. Marlette                                                   0.0051%                  1,501

26.      Charles L. McIntosh                                                 0.0059%                  1,744

27.      Nancy D. Noble                                                      0.0139%                  4,111

28.      Thomas G. Roets, Jr.                                                0.0034%                  1,007

29.      John M. Rooks                                                       0.0033%                   969

30.      Todd Seth                                                           0.0068%                  2,015

31.      Charlie (C.B.) Tomm and Anita DeSaussure Tomm, Tenants by           0.0457%                 13,489
         the Entireties

32.      Stephen M. Silverio                                                 0.0066%                  1,937

33.      CNC Automotive, LLC                                                 0.4736%                 139,706

34.      Dealer Group LLC                                                    0.4651%                 137,210

35.      John R. Capps                                                       0.1826%                 53,877

36.      J.I.W. Enterprises, Inc.                                            0.4738%                 139,758

37.      DMCD Autos Irving, Inc.                                             0.2560%                 75,517

38.      DMCD Autos Houston, Inc.                                            0.1086%                 32,035

39.      James Torda                                                         0.0261%                  7,687

40.      Dave Wegner                                                         0.0261%                  7,687

41.      Childs & Associates Inc.                                            0.0518%                 15,293


42.      Buddy Hutchinson Cars, Inc.                                         0.1368%                 40,342

43.      Jeff King                                                           0.0020%                   604

44.      Robert E. Gray                                                      0.1117%                 32,956

45.      Noel Daniels                                                        0.0131%                  3,877

46.      Steven Inzinna                                                      0.0066%                  1,939

47.      Joseph Umbriano                                                     0.0030%                   871

48.      Paula Tabar                                                         0.0098%                  2,884



II.      MANAGERS

1.       Gibson Family Partnership, L.P.                                     0.0155%                  4,586

2.       Robert Dennis                                                       0.0081%                  2,394

3.       Thomas F. Gilman                                                    0.0131%                  3,859

4.       Thomas G. McCollum                                                  0.0078%                  2,315


                 CARRIED INTEREST TRANSFERRED AND COMPANY SHARES
           RECEIVED IN CONNECTION WITH THE FIRST TRANSFER AND EXCHANGE

1.  Robert Dennis                                                            0.0028%                   816

2.  Estate of Brian Kendrick                                                 0.0044%                  1,303

Total                                                                       10.0000%              2,950,000



                                                                   SCHEDULE IV


                INTERESTS TRANSFERRED AND COMPANY SHARES RECEIVED
               IN CONNECTION WITH THE SECOND TRANSFER AND EXCHANGE




                                                                                                      Company
                                                                           Interests                  Shares
                                                                          Transferred                Received
                                                                          -----------                ---------
1.       Asbury Automotive Holdings L.L.C.                                  53.5665%               15,802,110

I.   DEALERS

1.       Nalley Management Services, Inc.                                    0.1504%                 44,371

2.       Nalley Chevrolet, Inc.                                              4.0756%               1,202,292

3.       Spectrum Sound & Accessories, Inc.                                  0.3007%                 88,717

4.       Nalley Marietta Automobiles, Inc.                                   0.7369%                217,392

5.       Nalley Luxury Imports, Inc.                                         1.3686%                403,732

6.       Nalley Atlanta Imports, Inc.                                        0.3308%                 97,597

7.       Spectrum Leasing, Inc.                                              0.0301%                 8,879

8.       Thomas F. McLarty III                                               1.3845%                408,420

9.       Mark C. McLarty                                                     0.0643%                 18,971

10.      The Franklin H. McLarty Irrevocable Trust                           0.0349%                 10,291

11.      The Caldwell Family Limited Partnership                             0.1880%                 55,452

12.      River Ridge Investments, LLC                                        0.1405%                 41,458

13.      The L. M. Humphries Irrevocable Trust                               0.0112%                 3,311

14.      The M. B. Humphries Irrevocable Trust                               0.0112%                 3,311

15.      Rob Feron                                                           0.0209%                 6,175


16.      Todd Shores                                                         0.0409%                 12,051

17.      Phillip H. Mayfield                                                 0.0296%                 8,740

18.      Luther Coggin                                                       4.5673%               1,347,339

19.      Tracye C. Hawkins 1999 Att Trust                                    0.1103%                 32,526

20.      Christy C. Hayden 1999 Att Trust                                    0.1103%                 32,526

21.      Cindy S. Coggin 1999 Att Trust                                      0.1103%                 32,526

22.       Richard A. Caracello                                               0.0323%                 9,532

23.      Kevin Delaney                                                       0.0591%                 17,435

24.      Mitchell W. Legler and Harriette D. Legler, Tenants by              0.1229%                 36,242
         the Entireties

25.      Linda L. Marlette                                                   0.0458%                 13,507

26.      Charles L. McIntosh                                                 0.0532%                 15,697

27.      Nancy D. Noble                                                      0.1254%                 36,995

28.      Thomas G. Roets, Jr.                                                0.0307%                 9,067

29.      John M. Rooks                                                       0.0296%                 8,718

30.      Todd F. Seth                                                        0.0615%                 18,134

31.      Charlie (C.B.) Tomm and Anita DeSaussure Tomm, Tenants by           0.4115%                121,403
         the Entireties

32.      Stephen M. Silverio                                                 0.0591%                 17,435

33.      CNC Automotive, LLC, f/k/a Crown North Carolina, LLC                4.2622%               1,257,358

34.      Dealer Group LLC                                                    4.1861%               1,234,890

35.      John R. Capps                                                       1.6437%                484,897

36.      J.I.W. Enterprises, Inc.                                            4.2638%               1,257,825

37.      DMCD Autos Irving, Inc.                                             2.3039%                679,651

38.      DMCD Autos Houston, Inc.                                            0.9773%                288,318

39.      James Torda                                                         0.2345%                 69,179

40.      Dave Wegner                                                         0.2345%                 69,179

41.      Childs & Associates Inc.                                            0.4666%                137,639



42.      Buddy Hutchinson Cars, Inc.                                         1.2308%                363,080

43.      Jeff King                                                           0.0184%                 5,435

44.      Robert E. Gray                                                      1.0054%                296,607

45.      Noel Daniels                                                       0.1183%                 34,895

46.      Steven Inzinna                                                          0.0591%                 17,447

47.      Joseph Umbriano                                                     0.0266%                 7,839

48.      Paula Tabar                                                         0.0880%                 25,956



II.      MANAGERS

1.       Gibson Family Partnership, L.P.                                     0.1399%                 41,273

2.       Robert Dennis                                                       0.0730%                 21,542

3.       Thomas F. Gilman                                                    0.1177%                 34,730

4.       Thomas G. McCollum                                                  0.0706%                 20,838


                 CARRIED INTEREST TRANSFERRED AND COMPANY SHARES
          RECEIVED IN CONNECTION WITH THE SECOND TRANSFER AND EXCHANGE



1.  Robert Dennis                                                            0.0249%                  7,340

2.  Estate of Brian Kendrick                                                 0.0397%                 11,724

    Total                                                                   90.0000%             26,550,000


                                                                    SCHEDULE V

                                      LIENS


JOHN CAPPS

The Transferred Interests of John Capps may be subject to a pledge in form of Asbury Automotive Holdings L.L.C. (formerly known as Asbury Automotive Group L.L.C.).

JAY TORDA

The Transferred Interests of Jay Torda are restricted under a negative pledge agreement dated November 6, 1998 between NationsBank N.A. and Jay Torda.

DAVE WEGNER

The Transferred Interests of Dave Wegner are restricted under a negative pledge agreement dated November 6, 1998 between NationsBank N.A. and Dave Wegner.

CHARLIE (C.B.) TOMM AND ANITA DESAUSSURE TOMM, TENANTS BY THE ENTIRETIES

The Transferred Interests of Charlie (C.B.) Tomm and Anita DeSaussure Tomm, Tenants by the Entireties are subject to (i) a Put/Call Agreement entered into with Luther Coggin and (ii) a lien in favor of AmSouth Bank to secure a purchase of 5.78 acres of land on the intercoastal waterway in St. Johns County, Florida.

KEVIN F. DELANY, TODD F. SETH AND STEVE SILVERIO

The Transferred Interests of Kevin F. Delaney and Todd F. Seth are, and the Transferred Interest of Steve Silverio may be, subject to liens held by First Union National Bank of Florida.